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Exhibit 23.7

CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 13, 2001 with respect to the balance sheet of Harley-Davidson Motorcycle Trust 2001-2 at August 13, 2001, in the Registration Statement (Form S-3 No. 333-37550) and related Prospectus of Harley-Davidson Motorcycle Trusts dated November 15, 2000.

                      /s/  ERNST & YOUNG LLP

Chicago, Illinois
August 13, 2001

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  Exhibit 23.7
CONSENT OF INDEPENDENT AUDITORS